Investment in a Joint Venture - Schedule of Group’s Principal Joint Venture (Details) $ in Thousands	12 Months Ended
	Dec. 31, 2025 USD ($)	[1]
Schedule of Group’s Principal Joint Venture [Abstract]
Place of registration and business	PRC
Registered share capital	$ 360,000
Percentage of ownership interest	33.42%	[2]
Principal activities	Investment in Biotechnology companies

[1]	The English name of the company registered in the PRC represents the best efforts made by the management of the Company in directly translating the Chinese name of this Company as no English name has been registered.
[2]	The Group holds two of three representatives in the committee that directs the relevant activities of Ascentage Harvest. As a result, the Group has significant influence over the financial and operating policy decisions of Ascentage Harvest.